Filed pursuant to Rule 497(c)
Reg. Nos. 033-81396; 811-08614

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BRANDES
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BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

Prospectus

January 31, 2008

As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, nor has it judged this fund for investment merit.  It is a criminal offense to state otherwise.

BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

This important section summarizes the Fund’s investments, risks, and fees.	RISK/RETURN SUMMARY AND FUND EXPENSES	3

This section provides details about the Fund’s past performance.	FUND PERFORMANCE	5

This section provides details about the Fund’s investment strategies and risks.	INVESTMENT OBJECTIVE, POLICIES AND RISKS	7
	International Investing	7
	Value Investing	7
	Main Risks	8
	Other Investment Techniques and Restrictions	10
	Portfolio Holdings	10

Review this section for information about the organizations and people who oversee the Fund.	FUND MANAGEMENT The Investment Advisor	10 10
	Portfolio Managers	11
	Other Service Providers	13

This section explains how shares are valued, how to purchase and sell shares, and payments of dividends and distributions.	SHAREHOLDER INFORMATION Pricing Of Fund Shares	13 13
	Purchasing and Adding to Your Shares	13
	Anti-Money Laundering	14
	Minimum Initial Investment	14
	Selling Your Shares	16
	Policy on Disruptive Trading	18
	Fair Value Pricing	19
	Dividends, Distributions and Tax Status	19

Review this section for details on selected financial statements of the Fund.	FINANCIAL HIGHLIGHTS	21

	PRIVACY NOTICE	PN-1

RISK/RETURN SUMMARY AND FUND EXPENSES

Investment Objective:	Long term capital appreciation

Principal Investment Strategies:
Brandes Institutional International Equity Fund (the “Fund”) invests principally in common and preferred stocks of foreign companies and securities that are convertible into such common stocks.  These companies generally have market capitalizations (market value of publicly traded securities) greater than $1 billion.  Under normal conditions, the Fund invests at least 80% of its total assets measured at the time of purchase in equity securities of issuers located in at least three countries outside the U.S.  Up to 20% of the Fund’s total assets, measured at the time of purchase, may be invested in securities of companies located in countries with emerging securities markets.  Up to 10% of the Fund’s total assets, measured at the time of purchase, may be invested in securities of small capitalization companies (those whose market value of publicly traded securities totals $1 billion or less measured at the time of purchase).  Brandes Investment Partners, L.P.,  the investment advisor to the Fund (the “Advisor”) uses the principles of value investing to analyze and select equity securities for the Fund’s investment portfolio.

Principal Investment Risks:
Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund.  You could lose money on your investment in the Fund, or the Fund could underperform other investments.The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions.  In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests.  Emerging country markets involve greater risk and volatility than more developed markets.  Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar.  Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.  The values of the Fund’s convertible securities are also affected by interest rates; if rates rise, the values of convertible securities may fall.

Who May Want to Invest?	Consider investing in the Fund if you:
	●	Want potential capital appreciation and are willing to accept the higher risks associated with investing in foreign stocks;
	●	Want professional portfolio management; and
	●	Are investing for long-term goals.

The Fund is not appropriate for anyone seeking:
	●	Safety of principal;
	●	A short-term investment; or
	●	Regular income.
The Fund is currently closed to new shareholders. See page 13 for additional information.

Minimum Initial Investment:	$1,000,000

FUND PERFORMANCE

The charts on this page show how the Fund has performed and provide some indication of the risks of investing in the Fund by showing how its performance has varied from year to year.  The bar chart shows changes in the yearly performance of the Fund since its inception.  The table below compares the performance of the Fund over time to the Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI EAFE”) Index, a standard international equity investment benchmark.

The chart and table assume reinvestment of dividends and distributions.  Of course, past performance, before and after taxes, does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31/07
for Fund Shares

Best Quarter	Q4	1999	27.15%
Worst Quarter	Q3	2002	-20.72%

Average Annual Total Returns
(For the period ending December 31, 2007)

Brandes Institutional International Equity Fund	1 Year	5 Years	Since Inception*
Return Before Taxes	8.56%	22.92%	14.24%
Return After Taxes on Distributions	6.25%	21.48%	12.08%
Return After Taxes on Distributions and Sale of Fund Shares	8.61%	20.19%	11.68%

MSCI EAFE Index**	11.17%	21.59%	8.02%

*Inception date is January 2, 1997.
** The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  Direct investment in an index is not possible.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Fees and Expenses

As an investor in the Fund, you will pay the following fees and expenses based on the Fund’s last fiscal period.  Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.  If you purchase shares through a bank, broker or other investment representative, they may charge you an account-level fee for additional services provided to you in connection with your investment in the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Maximum Contingent Deferred Sales Charge	None
Redemption Fee	None

Annual Fund Operating Expenses[1] (fees paid from Fund assets)
Management fees	1.00%
Other expenses	0.12%
Total Annual Fund operating expenses	1.12%

1 The Advisor has agreed with Brandes Investment Trust (the “Trust”) to limit the Fund’s annual operating expenses, including repayment of previous waivers, to 1.20% of the Fund’s average daily net assets through the Fund’s fiscal year ended September 30, 2008.

Use the following table to compare fees and expenses of the Fund with those of other mutual funds.  It illustrates the amount of fees and expenses you would pay assuming the following:

●	$10,000 investment in the Fund
●	5% annual return
●	all distributions are reinvested
●	redemption at the end of each period
●	no changes in the Fund’s operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

Expense Example

1 Year	3 Years	5 Years	10 Years
$114	$356	$617	$1,363

INVESTMENT OBJECTIVE, POLICIES AND RISKS

The Fund’s investment objective is long-term capital appreciation.  It seeks to achieve this objective by investing principally in a diversified portfolio of equity securities of foreign companies.  The Fund’s investment objective may be changed by the Fund’s Board of Trustees without shareholder approval upon 60 days’ notice to shareholders.

International Investing

During the past decade foreign capital markets have grown significantly.  Today, over half of the world’s equity value is located outside of the United States.  The Advisor believes that significant investment opportunities exist throughout the world.

The Fund normally invests at least 80% of its total assets in equity securities of foreign companies with market capitalizations (market value of publicly traded securities) greater than $1 billion at the time of purchase.  The Fund does not invest more than 20% of its total assets, measured at the time of purchase, in securities of companies located in emerging securities markets.  The Fund does not invest more than 10% of its total assets, measured at the time of purchase, in small capitalization companies (those with market capitalizations of $1 billion or less measured at the time of purchase).

Equity securities include common stocks, preferred stocks and securities convertible into common stocks. The Fund invests in these securities directly, or indirectly through other investment companies or trusts that invest the majority of their assets in foreign companies.

Under normal circumstances, the Fund invests at least 80% of its total assets, measured at the time of purchase, in equity securities of companies located in at least three countries other than the United States.  The Fund may invest in countries in Western Europe, North and South America, Australia, Africa and Asia.  With respect to Fund investments in any particular country or industry, the Fund may typically invest up to the greater of either (a) 20% of total Fund assets in any particular country or industry, measured at the time of purchase or (b) 150% of the weighting of such country or industry as represented in the Morgan Stanley Capital International (“MSCI”) EAFE Index, measured at the time of purchase. However, the Fund may not invest more than 25% of its total assets, measured at the time of purchase, in any one industry (other than U.S. government securities).  In addition, the Fund may not invest more than 20% of the value of its total assets, measured at the time of purchase, in securities of companies located in countries with emerging securities markets.

The Advisor selects stocks for the Fund based on their individual merits and not necessarily on their geographic locations.  In selecting foreign securities, the Advisor does not attempt to match the security allocations of foreign stock market indices.  Therefore, the Fund’s country weightings may differ significantly from country weightings found in published foreign stock indices.  For example, the Advisor may decide not to invest the Fund’s assets in a country whose stock market, at the time, comprises a large portion of a published foreign stock market index.  At the same time, the Advisor may invest the Fund’s assets in countries whose representation in the index is small or non-existent.

Value Investing

The Advisor uses the Graham and Dodd Value Investing approach as introduced in the classic book Security Analysis.  Applying this philosophy, the Advisor views stocks as small pieces of businesses for sale.  It seeks to purchase a diversified group of these businesses when they are undervalued -- at prices its research indicates are well below their true long-term, or intrinsic, values.  By purchasing stocks whose current prices it believes are considerably below their intrinsic values, the Advisor believes it can buy not only a possible margin-of-safety against price declines, but also an attractive opportunity for profit over the business cycle.

Main Risks

The value of your investment in the Fund will fluctuate, which means you could lose money.  You should consider an investment in the Fund as a long-term investment.

Stocks

The values of stocks fluctuate in response to the activities of individual companies and general stock market and economic conditions, and stock prices may go down over short or even extended periods.  Stocks are more volatile—likely to go up or down in price, sometimes suddenly—and are riskier than some other forms of investment, such as short-term high-grade fixed income securities.

Risks of International Investing

Investments in foreign securities involve special risks.  These include currency fluctuation, a risk which was not addressed by Graham and Dodd, whose work focused on U.S. stocks.  The Advisor has applied the value method of stock selection to foreign securities.  By looking outside the U.S. for investment opportunities, the Advisor believes it is more likely to find undervalued companies.

Because most foreign securities are traded primarily in foreign currencies, foreign investing involves the risk of fluctuation in the value of such currencies against the U.S. dollar.  However, the Advisor does not believe that currency fluctuation, over the long term, on a group of broadly diversified companies representing a number of currencies and countries, significantly affects portfolio performance.  Because the Advisor searches world-wide for undervalued companies, and is not limited to searching only among U.S. stocks, the Advisor believes that over the long term the benefits of strict value investing apply just as well with an added currency risk as they would without that risk.

Before investing in the Fund, you should also consider the other risks of international investing, including political or economic instability in the country of issue and the possible imposition of currency exchange controls or other adverse laws or restrictions.  In addition, securities prices in foreign markets are generally subject to different economic, financial, political and social factors than the prices of securities in U.S. markets.  With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities or political or economic developments which could affect the foreign investments of the Fund.  Moreover, securities of foreign issuers generally will not be registered with the SEC, and such issuers will generally not be subject to the SEC’s reporting requirements.  Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by the Fund then is available concerning U.S. companies.  Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the U.S.  These factors could make foreign investments, especially those in developing countries, more volatile than U.S. investments.

The Fund may from time to time invest a substantial portion of the total value of its assets in securities of issuers located in particular countries and/or associated with particular industries.  For example, as of December 31, 2007, 31.45% of the Fund's assets were invested in Japanese issuers.  During such periods, the Fund may be more susceptible to risks associated with single economic, political or regulatory occurrences than more diversified portfolios.

Emerging Markets and Related Risks

The Fund may invest up to 20% of its assets, measured at time of purchase, in securities of companies located in countries with emerging securities markets.  Emerging securities markets are the capital markets of any country that, in the opinion of the Advisor, is generally considered a developing country by the international financial community.  There are currently over 130 such countries, approximately 40 of which currently have investable stock markets.  Those countries generally include every nation in the world except the United States, Canada, Japan, Australia, Hong Kong, Singapore, New Zealand and most nations located in Western Europe.  Currently, investing in many emerging market countries is not feasible or may involve unacceptable risks.  As opportunities to invest in other emerging markets countries develop, the Fund expects to expand and diversify further the countries in which it invests.

Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments.  Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar.  Further, certain currencies may not be traded internationally.  Certain of these currencies have experienced substantial fluctuations or a steady devaluation relative to the U.S. dollar.  Any fluctuations or devaluations in the currencies in which the Fund’s portfolio securities are denominated may reduce the value of your investment in the Fund.

Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.  Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, condition and stability of financial institutions, governmental controls and investment restrictions that are subject to political change and balance of payments position.  Further, the Fund may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the U.S.

Emerging securities markets typically have substantially less volume than U.S. markets, securities in many of such markets are less liquid, and their prices often are more volatile than of comparable U.S. companies.  Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions.  Delays in settlement could result in temporary periods when assets which the Fund desires to invest in emerging markets may be uninvested.  Settlement problems in emerging markets countries also could cause the Fund to miss attractive investment opportunities.  Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Fund’s incurring additional costs and delays in the transportation and custody of such securities.

Small Capitalization Companies

The Fund may invest up to 10% of its assets,  measured at time of purchase, in small capitalization companies, i.e., companies with market capitalizations of $1 billion or less, measured at time of purchase.

Small capitalization companies often have limited product lines, markets or financial resources and may be dependent on one person or a few key persons for management.  The securities of these companies may be subject to more volatile market movements than securities of larger, more established companies, both because the securities typically are traded in lower volume and because the issuers typically are more subject to changes in earnings and prospects.

Short-Term Investments

The Fund may invest from time to time in short-term cash equivalent securities either as part of its overall investment strategy or for temporary defensive purposes in response to adverse market, economic, political or other conditions which in the Advisor’s discretion require investments inconsistent with the Fund’s principal investment strategies.  As a result of taking such temporary defensive positions, the Fund may not achieve its investment objective.

Other Investment Techniques and Restrictions

The Fund will use certain other investment techniques, and has adopted certain investment restrictions, which are described in the Statement of Additional Information.  Like the Fund’s investment objective, certain of these investment restrictions are fundamental and may be changed only by a majority vote of the Fund’s outstanding shares.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

The most recent information about the Fund’s portfolio holdings can be found in its annual or semi-annual or quarterly shareholder report.  For information about receiving this report, see the back cover.

FUND MANAGEMENT

The Fund is a series of Brandes Investment Trust, a Delaware statutory trust (the “Trust”). The Board of Trustees of the Trust decides matters of general policy and reviews the activities of the Advisor, Distributor and Administrator.  The Trust’s officers conduct and supervise its daily business operations.

The Investment Advisor

Brandes Investment Partners, L.P., (the “Advisor”) has been in business, through various predecessor entities, since 1974.  As of December 31, 2007, the Advisor managed approximately $111.7 billion in assets for various clients, including corporations, public and corporate pension plans, foundations and charitable endowments, and individuals.  Charles H. Brandes owns a controlling interest in the Advisor’s general partner, Brandes Investment Partners, L.P.  The Advisor’s offices are at 11988 El Camino Real, Suite 500, San Diego, California, 92130.

Subject to the direction and control of the Trustees, the Advisor develops and implements an investment program for the Fund, including determining which securities are bought and sold.  The Fund’s portfolio is team-managed by the Advisor’s Large Cap Investment Committee, whose members include senior analysts and portfolio management professionals of the firm.  The Advisor also provides certain officers for the Trust.  For its services, during its last fiscal year ended September 30, 2007, the Fund paid the Advisor a fee, accrued daily and paid monthly, at an annualized rate of 1.00% of the Fund’s average net assets.  The Advisor has signed a contract with the Trust in which the Advisor has agreed that during the Fund’s fiscal year ending September 30, 2008 the Advisor will waive management fees and reimburse operating expenses of the Fund to the extent necessary to ensure that the expenses of the Fund do not exceed during each such fiscal year 1.20% of the average daily net assets of the Fund (the “Expense Cap”).  The Trust has agreed that the amount of any waiver or reimbursement will be repaid to the Advisor at any time before the end of the fifth full fiscal year of the Fund after the fiscal year in which the waiver or reimbursement occurred, unless that repayment would cause the aggregate operating expenses of the fund to exceed the Expense Cap for the fiscal year in which the waiver or reimbursement occurred. A discussion regarding the basis for the Board of Trustees’ annual approval of the Fund’s investment advisory agreement with the Advisor in November 2006 is available in the Fund’s semi-annual report to shareholders for the period ending March 31, 2007.  A discussion regarding its annual approval in November 2007 will be available in the Fund’s semi-annual report for the period ended March 31, 2008.

Portfolio Managers

The following individuals are responsible for the day-to-day management of the Fund:

	Title	Length of Service with the Fund	Business Experience During the Past Five Years

Glenn Carlson	Chief Executive Officer	Since 1996
Glenn R. Carlson, CFA
Chief Executive Officer
Glenn serves as Chief Executive Officer and is a member of the firm’s Executive Committee. As an Executive Committee member, he contributes to strategic decisions and guides the firm toward its vision and objectives. As CEO, he has responsibility for monitoring progress toward plan objectives and managing the firm’s functional areas. He also contributes to the investment process as a member of the Investment Oversight Committee and as a voting member of the Large Cap Investment Committee. Glenn serves as a senior institutional portfolio manager for a limited number of client relationships and oversees the Portfolio Management/Client Services department. Glenn earned his BA from the University of California, San Diego. He is a member of the Financial Analysts Society of San Diego and has 24 years of investment experience.

CEO, Brandes Investment Partners 2004-Present
Co-CEO, Brandes Investment Partners 2002-2004
Managing Partner, Brandes Investment Partners 1996-2002

Brent Woods	Managing Director – Investments	Since 1996
Brent V. Woods, CFA
Managing Director - Investments
Brent is a member of the firm’s Executive Committee, contributing to strategic decisions and guiding the firm toward its vision and objectives. Brent also serves as Managing Director-Investments with responsibility for the securities research efforts of the firm and oversight of the product investment committees. In addition, he is a member of the Investment Oversight Committee and a voting member of the Large Cap Investment Committee. Prior to joining Brandes, Brent worked as an attorney with a Wall Street law firm, specializing in public and private securities offerings, as well as mergers and acquisitions. Brent earned his AB, Phi Beta Kappa, from Princeton University, a master’s degree in international studies from St. John’s College at Cambridge University, England, and a JD, cum laude, from Harvard Law School. He has 12 years of investment experience.

Managing Director – Investments, Brandes Investment Partners 2002- Present
Managing Partner, Brandes Investment Partners 1998-2002

Amelia Morris	Director – Investments	Since 1998
Amelia Maccoun Morris, CFA
Director - Investments
Amelia is responsible for overseeing and directing equity research activities in the telecommunications, media, and consumer sectors. In addition, Amelia contributes to the investment process as a member of the Investment Oversight Committee and a voting member of the Large Cap Committee. Prior to joining Brandes, Amelia worked in corporate finance, specializing in non-U.S. equity offerings, and as a senior equity analyst with an international investment bank. Amelia holds an MBA from the University of Chicago, and graduated Phi Beta Kappa, cum laude, with a degree in economics from the University of California, Davis. She has 19 years of investment experience.

Director-Investments, Brandes Investment Partners 2004-Present
Senior Research Analyst, Brandes Investment Partners 1998-2004

Jim Brown	Director – Investments	Since 1996
W. James Brown, CFA
Director - Investments
Jim is a senior analyst and a voting member of the Large Cap Investment Committee. He also leads the firm’s research efforts in the financial institutions and utilities sectors. Prior to joining Brandes, Jim was a senior vice president with a major national banking organization where he served in various capacities, including senior portfolio manager, regional director of investments, and head of Texas private banking. His prior professional experience includes 10 years as an Air Force pilot and 10 years as an investment consultant with a large Wall Street firm. Jim earned a Bachelor of Science degree from the United States Air Force Academy and an MBA from Harvard Business School. He has 23 years of investment experience.

Director Investments, Brandes Investment Partners 2004-Present
Senior Research Analyst, Brandes Investment Partners  1996-2004

Keith Colestock	Director – Investments	Since 1996
Keith Colestock, CFA
Director - Investments
Keith is a senior analyst. He also is a voting member of the Large Cap and Mid Cap Investment Committees. Prior to joining Brandes, Keith served as senior equity analyst and director of research for an investment research firm in San Diego. Before that, Keith was an independent demographic consultant to retail real estate developers. He earned his BA in business administration from California State University, Fullerton. He is a current member and past president of the Financial Analysts Society of San Diego. Keith has 17 years of investment experience.

Director Investments, Brandes Investment Partners 2004-Present
Senior Research Analyst, Brandes Investment Partners 2001-2004
Portfolio Manager, Brandes Investment Partners 1995-2001

Brent Fredberg	Senior Analyst	Since 2005
Brent Fredberg
Senior Analyst
Brent is a senior research analyst responsible for research in the technology and household durables areas. He is a voting member of the firm’s Large Cap Investment Committee. Prior to joining Brandes, Brent worked for a major U.S. consumer products company as a financial analyst and controller. He earned his MBA with distinction from Northwestern University’s Kellogg Graduate School of Management and his BS in finance, with distinction, from the University of Iowa. Brent is a CPA and CMA, with 13 years of finance and investment experience.

Senior Research Analyst, Brandes Investment Partners 2003-Present
Analyst, Brandes Investment Partners 1999-2003

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Other Service Providers

U.S. Bancorp Fund Services, LLC (the “Administrator”) is the Fund’s administrator.  Its address is 615 E. Michigan St., 3rd Floor, Milwaukee, Wisconsin 53202.  Quasar Distributors, LLC (the “Distributor”), an affiliate of the Administrator, is the Fund’s distributor.  Its address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

State Street Bank  and Trust Company is the Custodian of the Fund’s assets and employs foreign sub-custodians to provide custody of the Fund’s foreign assets.  State Street Bank and Trust Company is also the Fund’s Transfer and Dividend Disbursing Agent.  Its address is 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116.

The Statement of Additional Information has more information about the Advisor and the Fund’s other service providers.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The price of the Fund’s shares is based on its per share net asset value (“NAV”).  The NAV is calculated by adding the total value of the Fund’s investments and other assets, subtracting its liabilities, and dividing the result by the number of outstanding shares of the Fund:

NAV = Total Assets-Liabilities
Number of Shares
Outstanding

The Fund values its investments at their market value.  Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

The Fund calculates its NAV once daily each day the New York Stock Exchange is open for trading, as of approximately 4:00 p.m. New York time, the normal close of regular trading. The Fund invests in securities that are primarily traded in foreign markets which may be open for trading on weekends and other days when the Fund does not price its shares.  As a result, the Fund’s NAV may change on days when you will not be able to purchase or redeem Fund shares.

Purchasing and Adding to Your Shares

Who May Invest in the Fund

The Fund is currently closed to new shareholders.  The Fund has discontinued all sales of its shares, except shares purchased: (1) through the reinvestment of dividends and distributions; (2) by 401K and 457 plans that selected the Fund as an investment option; (3) by shareholders participating in wrap fee programs who have invested in the Fund before July 1, 2002; and (4) by institutional investors that are clients of the Advisor.  Other shareholders who own shares of the Fund will no longer be able to make additional purchases.  The Fund may relax this restriction on sales of shares at the discretion of the Board of Trustees.

The Fund sells shares only to certain institutional investors.  Except as indicated below, individual investors may not purchase shares, either directly or through brokerage accounts.

Institutions which may invest in the Fund include qualified retirement and deferred compensation plans and trusts used to fund those plans, (including but not limited to those defined in section 401(a), 403(b), or 457 of the Internal Revenue Code (the “Code”)), “rabbi trusts,” foundations, endowments, corporations and other taxable and tax-exempt investors that would otherwise generally qualify as advisory clients of the Advisor.  Others who may invest in the Fund include Trustees of the Trust, officers and employees of the Advisor, the Administrator and the Distributor, and their immediate family members, and certain other persons determined from time to time by the Distributor (including investment advisors or financial planners or their clients who may clear transactions through a broker-dealer, bank or trust company which maintains an omnibus account with the Fund’s Transfer Agent).  If you purchase or redeem shares through a trust department, broker, dealer, agent, financial planner, financial services firm or investment advisor, you may pay an additional service or transaction fee to that institution.

Anti-Money Laundering

In compliance with the USA Patriot Act of 2001, the Fund’s Transfer Agent will verify certain information on your account application as part of the Fund’s anti-money laundering program.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  If you do not supply the necessary information, the Fund’s Transfer Agent may not be able to open your account.  Please contact the Fund’s Transfer Agent at (800) 395-3807 if you need additional assistance when completing your application.  If the Fund’s Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Fund reserves the right to close your account or take any other action it deems reasonable or required by law.

Price of Shares

The Fund sells shares without a sales charge at the NAV which is next computed (1) after your selected dealer or other authorized intermediary receives the order which is promptly transmitted to the Fund; or (2) after the Fund’s Transfer Agent receives your order directly in proper form (which generally means a completed Account Application together with a negotiable check in U.S. dollars or a wire transfer of funds).  You may pay a fee if you buy Fund shares through a broker or agent.

Minimum Initial Investment

The minimum initial investment in the Fund is $1 million; there is no minimum subsequent investment.  The Distributor may waive the minimum investment for institutions making continuing investments in the Fund and from time to time for other investors, including retirement plans and employees of the Advisor.

Purchases through a Securities Dealer

You may purchase shares of the Fund through a securities dealer which has an agreement with the Distributor (a “selected dealer”).  Selected dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf.  The Fund will price your order at the Fund’s net asset value next computed after it is accepted by an authorized dealer or the dealer’s authorized designee.  The Fund and the Distributor reserve the right to cancel an order for which payment is not received from a selected dealer by the third business day following the order.  A selected dealer may impose postage and handling charges on your order.

Purchases through the Transfer Agent

To purchase shares of the Fund directly from the Fund’s Transfer Agent, complete the Account Application (available from the Fund’s Transfer Agent or a selected dealer) and mail it to the Transfer Agent.  You may pay by a check with the Application, or by a wire transfer of funds as described below.  You can make additional investments by wire or by mailing a check, together with the investment form from a recent account statement.

For overnight delivery, please send to:

Brandes Funds
c/o State Street Bank and Trust Company
200 Clarendon Street, OPS 22
Boston, MA 02116

      For regular mail, please send to:

Brandes Funds
c/o State Street Bank and Trust Company
PO Box 642
Boston, MA 02116

Payment by Wire

To pay for an initial investment in the Fund by wire, call the Fund’s Transfer Agent at (800) 395-3807 between the hours of 9:00 a.m. and 4:00 p.m., Eastern time, on a day when the New York Stock Exchange is open for trading for an account number.  The Fund’s Transfer Agent will want to know your name, address, tax identification number, amount being wired and wiring bank.  You can then instruct the wiring bank to transfer funds by wire to:

State Street Bank and Trust Company
ABA #0110 0002 8
DDA #00323840
Brandes
Ref: Brandes Institutional International Equity Fund
Ref Benef:  Account Number and Account Registration

Make sure that the wiring bank includes the name of the Fund and the account number with the wire.  If the Fund’s Transfer Agent receives your funds before the Fund’s net asset value is calculated, your funds will be invested on that day at the NAV next calculated; otherwise, they will be invested on the next business day at the NAV next calculated. You should write your new account number on the Account Application and mail the Application promptly to the Fund’s Transfer Agent.

To make an additional purchase by wire, call the Fund’s Transfer Agent at (800) 395-3807 before the wire is sent.  Otherwise, your purchase may be delayed indefinitely.  Wire funds to the Fund’s Transfer Agent, care of State Street Bank and Trust Company, as described above, including the name of the Fund and your account number with the wire.

Retirement Plan Participants

Individual participants in qualified retirement plans should purchase shares of the Fund through their plan sponsor or administrator, which is responsible for transmitting orders.  The procedures for investing in the Fund depend on the provisions of the plan and any arrangements that the plan sponsor may have made for special processing services.

Automatic Reinvestment

The Fund reinvests dividends and capital gain distributions on your shares without any sales charge in additional shares unless you indicate otherwise on the Account Application.  You may elect to have dividends or capital gain distributions paid in cash on your Application or by written request to the Fund’s transfer agent.

Other

The Fund’s Transfer Agent credits shares to your account, and does not issue stock certificates unless you request them.  The Trust and the Distributor each reserve the right to reject any purchase order or suspend or modify the offering of the Fund’s shares.

You may also purchase shares of the Fund by paying “in-kind” in the form of securities, provided that such securities are of the type which the Fund may legally purchase and are consistent with the Fund’s investment objective and policies, are liquid, unrestricted and have a readily determinable value by exchange or NASDAQ listing, and that the purchase has been approved by the Advisor.

Selling Your Shares

How to Redeem Shares

Your shares may be redeemed only by instructions from the registered owner of your shareholder account.  If you are a participant in a retirement or other plan, direct your redemption requests to the plan sponsor or administrator, which may have special procedures for processing such requests and is responsible for forwarding requests to the Fund’s Transfer Agent.

You may redeem shares by contacting your selected dealer or authorized intermediary.  The selected dealer can arrange for the repurchase of the shares through the Fund’s distributor at the NAV next determined after the selected dealer receives your instructions.  The dealer may charge you for this service.  If your shares are held in a dealer’s “street name,” you must redeem them through the dealer.

You may also redeem shares by mailing or delivering instructions to the Fund’s Transfer Agent, State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116.  The instructions must specify the name of the Fund, the number of shares or dollar amount to be redeemed and your name and account number.  A corporation, partnership, trust or fiduciary redeeming shares must submit written evidence of authority acceptable to the Fund’s Transfer Agent and the signature must be medallion guaranteed.  The price you will receive for the Fund shares redeemed is the next determined NAV for the shares after the Fund’s Transfer Agent has received a completed redemption request.

Telephone Redemptions.  You may establish telephone redemption privileges by checking the appropriate box and supplying the necessary information on the Account Application.  You can then redeem shares by telephoning the Transfer Agent at (800) 395-3807, between the hours of 9:00 a.m. and 4:00 p.m. Eastern time on a day when the New York Stock Exchange is open for trading.  If the Fund’s Transfer Agent receives your redemption request before 4:00 p.m. Eastern time on a day when the New York Stock Exchange is open for trading, it will process your request that day; otherwise, it will process your request on the next business day.  Institutional investors may also make special arrangements with the Transfer Agent for designating personnel who are authorized to place telephone redemption requests.

Special Factors Regarding Telephone Redemptions.  The Trust will use procedures, such as assigned personal identification numbers, designed to provide reasonable verification of the identity of a person making a telephone redemption request.  The Trust reserves the right to refuse a telephone redemption request if it believes that the person making the request is neither the record owner of the shares being redeemed nor otherwise authorized by the shareholder to request the redemption.  You will be promptly notified of any refused request for a telephone redemption.  If these normal identification procedures are not followed, the Trust or its agents could be liable for any loss, liability or cost which results from acting upon instructions of a person believed to be a shareholder telephone redemption.

Redemption Payments

Redemption payments will be made within seven days after receipt by the Fund’s Transfer Agent of the written or telephone redemption request, any share certificates, and, if required, a signature guarantee and any other necessary documents, except as indicated below.  In consideration of the best interests of the remaining shareholders and to the extent permitted by law, the Fund reserves the right to pay any redemption proceeds in whole or in part by distributing securities held by the Fund instead of cash, although it is highly unlikely that shares would ever be so redeemed “in kind.”  If your shares are redeemed in kind, you will incur transaction costs when you sell the securities distributed to you.  Payment may be postponed or the right of redemption suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays, when trading on such Exchange is restricted, when an emergency exists as a result of which disposal by the Trust of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of the Fund’s net assets, or during any other period when the SEC so permits.

Redemption proceeds are generally paid by check.  However, at your request, the Fund’s Transfer Agent will wire redemption proceeds of $300 or more to your bank account.  Requests for redemption by wire should include the name, location and ABA or bank routing number (if known) of the designated bank and your bank account number.

Redemption of Small Accounts

If the value of your investment in the Fund falls below $100,000 because of redemptions, the Trust may notify you, and if your investment value remains below $100,000 for a continuous 60-day period, the Trust may redeem your shares.  However, the Fund will not redeem shares based solely upon changes in the market that reduce the net asset value of your shares.  The minimum account size requirements do not apply to shares held by officers or employees of the Advisor or its affiliates or Trustees of the Trust.  The Trust reserves the right to modify or terminate these involuntary redemption features at any time upon 60 days’ notice.

Policy On Disruptive Trading

The Fund is designed as a long-term investment and, therefore, is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and disinvestment which could disrupt orderly management of the Fund’s investment portfolio (“disruptive trading”).

The Board of Trustees has adopted policies and procedures reasonably designed to monitor Fund trading activity and, in cases where disruptive trading activity is detected, to take action to stop such activity. The Fund reserves the right to modify these policies at any time without shareholder notice.  In particular, the Fund or the Fund’s distributor (the “Distributor”) may, without any prior notice, reject a purchase order of any investor, group of investors, or person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of the Fund or the Distributor, actual or potential harm to the Fund.  The Distributor considers certain factors, such as transaction size, type of transaction, frequency of transaction and trade history, when determining whether to reject a purchase order.

The Fund currently considers any shareholder (or, in the case of omnibus or retirement plan accounts, any beneficial owner or plan participant) to be engaged in excessive trading if he or she purchases and sells approximately the same amount of shares more than twice in any twelve-month period.  Investors who have not engaged in disruptive trading may also be prevented from purchasing shares of the Fund if the Fund or the Distributor believes a financial intermediary or its representative associated with that investor’s account has otherwise been involved in disruptive trading on behalf of other accounts or investors.

Despite the efforts of the Fund and the Distributor to prevent disruptive trading within the Fund and the adverse impact of such activity, there is no guarantee that Fund’s policies and procedures will be effective.  Disruptive trading can not be detected until the investor has engaged in a pattern of such activity, at which time, the Fund may have experienced some or all of its adverse affects.  Disruptive trading may be difficult to detect because investors may deploy a variety of strategies to avoid detection.  In seeking to prevent disruptive trading practices in the Fund, the Fund and the Distributor consider only the information actually available to them at the time.

In addition, the Fund receives orders through financial intermediaries (such as brokers, retirement plan record keepers and variable insurance product sponsors) which may facilitate disruptive trading or utilize omnibus accounts that make it more difficult to detect and stop disruptive trading within the Fund.  There may exist multiple tiers of the financial intermediary, each utilizing an omnibus account structure, that may further compound the difficulty to the Fund of detecting and stopping disruptive trading activity in Fund shares.  However, the Distributor has entered into written agreements with the Fund’s financial intermediaries under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its disruptive trading policies.

To the extent that the Fund or its agents are unable to curtail excessive or short term trading (such as market timing), these practices may interfere with the efficient management of the Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent then it otherwise would, such as engaging in more frequent portfolio transactions and maintaining higher cash balances.  More frequent portfolio transactions would increase the Fund’s transaction costs and decrease its investment performance, and maintenance of a higher level of cash balances would likewise result in lower Fund investment performance during periods of rising markets.  The costs of such activities would be borne by all Fund shareholders, including the long-term investors who do not generate the costs.  Additionally, frequent trading may also interfere with the Advisor’s ability to efficiently manage the Fund and compromise its portfolio management strategy.

The Fund invests in foreign securities and may be particularly susceptible to short duration trading strategies.  This is because time zone differences among international stock markets can allow a shareholder engaging in a short duration strategy to exploit Fund share prices that are based on closing prices of securities established some time before the Fund calculates its own share price (typically 4:00 p.m. Eastern time).  In addition, to the extent the Fund significantly invests in high yield bonds or small-cap equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities.  Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than funds which invest in highly liquid securities and cause dilution in the value of Fund shares held by other shareholders.

Fair Value Pricing

The Fund has adopted valuation procedures that allow for the use of fair value pricing for use in appropriate circumstances.  Such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time,  a significant event with respect to a security occurs after the close of trading and before the time the Fund calculates its own share price, or market quotations are not readily available or are not considered reliable for other reasons.  Thinly traded securities (e.g. securities of Japanese issuers) and certain foreign securities may be impacted more by the use of fair valuations than other securities.

In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time.  Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

Dividends, Distributions and Tax Status

The Fund expects to pay income dividends annually, and to make distributions of net capital gains, if any, at least annually.  The Board of Trustees may decide to pay dividends and distributions more frequently.

The Fund automatically reinvests dividends and capital gain distributions in additional shares at the NAV per share on the reinvestment date unless you have previously requested cash payment in writing to the Fund’s Transfer Agent.

Any dividend or distribution paid by the Fund has the effect of reducing the NAV per share on the reinvestment date by the amount of the dividend or distribution.  If you purchase shares shortly before the record date of a dividend or distribution, the shares will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of your capital.

Distributions made by the Fund will be taxable to shareholders (other than qualified retirement plans and other tax-exempt investors) whether received in shares (through dividend reinvestment) or in cash.  Distributions derived from net investment income, including net short-term capital gains, are taxable to such shareholders as ordinary income.  Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held.  Although distributions are generally taxable when received, certain distributions made in January are taxable as if received in the prior December.  The Fund will inform you annually of the amount and nature of its distributions.

Dividends and interest earned by the Fund may be subject to withholding and other taxes imposed by foreign countries, at rates from 10% to 40%.  However, under certain circumstances you may be able to claim credits against your U.S. taxes for such foreign taxes.  The Trust will also notify you each year of the amounts available as credits.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situations.

The Statement of Additional Information contains information about taxes.  Consult your own advisers about federal, state and local taxation of distributions from the Fund.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s financial performance since its commencement of operations.  Certain information reflects financial results for a single Fund share.  The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information for the fiscal periods ended September 30, 2007, 2006 and 2005, and October 31, 2004 and 2003 were audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.  The information for the previous fiscal years was audited by the previous auditors.

Brandes Institutional International Equity Fund

For a capital share outstanding throughout each period
	Year Ended	Year Ended	November 1, 2004 through
	September 30,	September 30,	September 30,		Year Ended October 31,
	2007	2006	2005#		2004	2003	2002
Net asset value, beginning of
period	$24.73	$22.28	$19.83		$16.02	$12.45	$15.12
Income from investment
operations:
Net investment income	0.40	0.33	0.26		0.20	0.14	0.19
Net realized and unrealized
gain (loss) on investments	3.98	3.83	3.20		3.74	4.04	(1.89)
Total from investment operations	4.38	4.16	3.46		3.94	4.18	(1.70)
Less distributions:
From net investment income	(0.32)	(0.28)	(0.22)		(0.13)	(0.18)	(0.23)
From net realized gain	(2.28)	(1.43)	(0.79)		--	(0.43)	(0.74)
Total distributions	(2.60)	(1.71)	(1.01)		(0.13)	(0.61)	(0.97)
Net asset value, end of period.	$26.51	$24.73	$22.28		$19.83	$16.02	$12.45
Total Return	18.65%	19.79%	17.95	%(1)	24.75%	35.16%	(12.23)%
Ratios/supplemental data:
Net assets, end of period
(millions)	$1,067.4	$846.3	$669.9		$528.6	$352.4	$236.8
Ratio of expenses to average
net assets:
Before fees waived and expenses absorbed or recouped	1.12%	1.12%	1.14	%(2)	1.14%	1.19%	1.18%
After fees waived and expenses
absorbed or recouped	1.12%	1.12%	1.14	%(2)	1.18%	1.20%	1.20%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed or recouped	1.61%	1.48%	1.44	%(2)	1.25%	1.12%	1.25%
After fees waived and expenses absorbed or recouped	1.61%	1.48%	1.44	%(2)	1.21%	1.11%	1.23%
Portfolio turnover rate	29.06%	29.91%	20.92	%(1)	26.71%	26.19%	44.61%
_________________________
(1) Not Annualized
(2)  Annualized
# In 2005, the Fund changed its fiscal year end from October 31 to September 30.

PRIVACY NOTICE

Brandes Investment Trust and Brandes Investment Partners, L.P. may collect non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;
●	Information you give us orally; and
●	Information about your transactions with us.

We do not disclose any non-public personal information about any shareholder of the Fund or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities.  We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you.  We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your nonpublic personal information would be shared with nonaffiliated third parties.

(This page is not a part of the Prospectus)

For more information about the Brandes Institutional International Equity Fund, the following documents are available free upon request:

Annual/Semi-annual Reports:

The Fund’s annual and semi-annual reports to shareholders contain detailed information on the Fund’s investments.  The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including operations and investment policies.  It is incorporated by reference in and is legally considered a part of this prospectus.

You can get free copies of the reports and the SAI, or request other information and discuss your questions about the Fund, by contacting us at:

Brandes Institutional International Equity Fund
11988 El Camino Real, Suite 500
San Diego, CA 92130
800-331-2979
www.brandesinstitutionalfunds.com

The reports and the SAI are also available on the Fund’s website.

You can also review the Fund’s reports and SAI at the Public Reference Room of the Securities and Exchange Commission.  You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090.  In addition, you can get text-only copies:

●	For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or e-mailing the Commission at: publicinfo@sec.gov.

●	Free from the Commission’s Website at http://www.sec.gov.

Investment Company Act file No. 811- 8614

________________

BRANDES

________________

SEPARATELY MANAGED ACCOUNT RESERVE TRUST

Prospectus

January 31, 2008

As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, nor has it judged this fund for investment merit.  It is a criminal offense to state otherwise.

SEPARATELY MANAGED ACCOUNT RESERVE TRUST

This important section summarizes the Fund’s investments, risks, and fees.	RISK/RETURN SUMMARY AND FUND EXPENSES	3
This section provides details about the Fund’s past performance.	FUND PERFORMANCE	5
This section provides details about the Fund’s investment strategies and risks.	INVESTMENT OBJECTIVE, POLICIES AND RISKS	7
Review this section for information about the organizations and people who oversee the Fund.	FUND MANAGEMENT The Investment Advisor Other Service Providers	11 11 13
This section explains how shares are valued, how to purchase and sell shares, and payments of dividends and distributions.	SHAREHOLDER INFORMATION Pricing Of Fund Shares Purchasing and Adding to Your Shares Selling Your Shares Policy on Disruptive Trading Fair Value Pricing Dividends, Distributions and Tax Status	13 13 13 14 15 16 16
Review this section for details on selected financial statements of the Fund.	FINANCIAL HIGHLIGHTS	18
	PRIVACY NOTICE	PN-1
This section summarizes the ratings used by the major credit rating agencies.	APPENDIX A: Summary of Credit Ratings	A-1

RISK/RETURN SUMMARY AND FUND EXPENSES

Investment Objective:	Separately Managed Account Reserve Trust (the “Fund”) seeks to maximize total long-term return.

Principal Investment Strategies:
The Fund invests primarily in a diversified portfolio of debt securities. These include debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, debt securities issued by U.S. and foreign companies, collateralized mortgage obligations, and U.S. and foreign mortgage-backed and asset-backed debt securities.

Brandes Investment Partners, L.P., the investment advisor to the Fund (the “Advisor”), generally uses the principles of value investing to analyze and select debt securities for the Fund’s investment portfolio.  The Fund invests primarily in debt securities that the Advisor believes offer attractive yield premiums over risk-free U.S. treasury securities based upon an analysis of the issuer’s ability to repay and the quality of the collateral (if any) supporting the debt obligation.

The Fund invests in both securities rated as investment grade by one of the three credit rating agencies (securities rated at least BBB- by Standard & Poor’s or Fitch or Baa3 by Moody’s or determined by the Advisor to be of comparable quality; if bond rating are split, the Fund uses the highest rating) and in non-investment grade, high yield securities.  The Fund may invest up to 60% of its total assets, measured at the time of purchase, in high yield securities.  The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s average portfolio maturity.

The Fund may invest up to 60% of its total assets in non-U.S. dollar securities, and may engage in currency hedging.  The Fund may use derivative instruments, such as options contracts, futures contracts and swap agreements, for risk management purposes or otherwise as part of its investment strategies.

Principal Investment Risks:
Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund.  You could lose money on your investment in the Fund, or the Fund could underperform other investments.

As with most fixed income funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity and the lower the average quality of its portfolio, the greater the price fluctuation. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments or its credit rating.

Below investment grade debt securities (commonly known as “high yield bonds” or “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments and other overall economic conditions in the countries where the Fund invests.

The Fund’s use of derivative instruments, such as options contracts, futures contracts or swap agreements, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.

Who May Want to Invest?
Shares of the Fund may be purchased by or on behalf of clients of “wrap account” programs sponsored by broker-dealers which have an agreement with the Advisor.  The Board of Trustees may from time to time allow other persons or entities to purchase Shares of the Fund, including employee benefit plans and Trustees and employees of the Advisor.  Consider investing in the Fund if you:

● want regular income ● want professional portfolio management ● are investing for long-term goals

The Fund is not appropriate for anyone seeking: ● a short-term investment

See “Shareholder Information” on page 13 for additional information.

FUND PERFORMANCE

The charts on this page show how the Fund has performed and provide some indication of the risks of investing in the Fund by showing  how its performance has varied from year to year.  The bar chart shows the performance of the Fund since its inception.  The table below it compares the performance of the Fund to the Lehman Brothers U.S. Aggregate Index and Lehman Brothers U.S. Intermediate Credit Index.

The chart and table assume reinvestment of dividends and distributions.  Of course, past performance, before and after taxes, does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31/07
for Fund Shares
Best Quarter	Q3	2006	4.24%
Worst Quarter	Q2	2007	(0.96%)

Average Annual Total Returns
(For the period ending December 31, 2007)

Separately Managed Account Reserve Trust	1 Year	Since Inception*
Return Before Taxes	0.55%	4.49%
Return After Taxes on Distributions	(1.98%)	1.90%
Return After Taxes on Distributions and Sale of Fund Shares	0.38%	2.35%

Lehman Brothers U.S. Aggregate Index**	6.97%	5.39%
Lehman Brothers U.S. Intermediate Credit Index***	5.60%	4.75%
*Inception date is October 3, 2005.
**The Lehman Brothers U.S. Aggregate Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The Index includes bonds from the Treasury, Government-Related, Corporate, Mortgage-Backed Securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs),  Asset-Backed Securities and Commercial Mortgage-Backed Securities sectors. Securities must be rated investment grade (Baa3/BBB-/BBB- or above) by Moody’s, S&P, and Fitch, respectively. When all three agencies rate an issue, a median or “two out of three” rating is used to determine Index eligibility by dropping the highest and lowest rating. When a rating from only two agencies is available, the lower (“most conservative”) of the two is used. When a rating from only one agency is available, that rating is used to determine Index eligibility.  The index does not reflect investment management fees, expenses or taxes.  Direct investment in an index is not possible

***The Lehman Brothers U.S. Intermediate Credit Index is an unmanaged index consisting of U.S. dollar-denominated, publicly issued, fixed-rate corporate securities. Issues must have at least $250 million par amount outstanding and have a maturity from one up to (but not including) ten years. Securities must be rated investment grade (Baa3/BBB-/BBB- or above) by Moody’s, S&P, and Fitch, respectively. When all three agencies rate an issue, a median or “two out of three” rating is used to determine Index eligibility by dropping the highest and lowest rating. When a rating from only two agencies is available, the lower (“most conservative”) of the two is used. When a rating from only one agency is available, that rating is used to determine Index eligibility.   The index does not reflect investment management fees, expenses or taxes.  Direct investment in an index is not possible.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Fees and Expenses

The Fund will not charge any fees or expenses.  The Advisor does not charge any fees to the Fund and is absorbing all expenses of operating the Fund.  However, the Fund is an integral part of one or more “wrap-fee” programs sponsored by investment advisers and broker-dealers that are not affiliated with the Fund or the Advisor.  Participants in these programs pay a “wrap” fee to the sponsor of the program. You should read carefully the wrap-fee brochure provided to you by the sponsor or your investment adviser.

The following is a schedule of the Fund’s estimated fees and expenses. Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Maximum Contingent Deferred Sales Charge	None
Redemption Fee	None

Annual Fund Operating Expenses (fees paid from Fund assets)
Management fees(1)(3)	0.55%
Other expenses(2)(3)	0.09%
Total annual Fund operating expenses(3)	0.64%
Fee waiver/expense reimbursement(3)	0.64%
Net annual Fund operating expenses	0.00%

(1)  The Fund does not pay any management fees, advisory fees or expenses to the Advisor or affiliates of the Advisor.  The amount under “Management fees” reflects the estimated amount of fees that would be attributable to advisory services if the Advisor charged the Fund for its services.

(2)   The Fund does not pay any other ordinary expenses.  The amount under “Other expenses” reflects the estimated amount of operating expenses of the Fund which would be paid if the fees were not paid by the Advisor.

(3)      Investors in the Fund must be clients of “wrap account” programs sponsored by broker-dealers which have an agreement with the Advisor, or certain other persons or entities.  The Advisor has agreed to pay or reimburse all expenses of the Fund other than extraordinary expenses.  See “Shareholder Information” below.

Use the following table to compare fees and expenses of the Fund with those of other funds.  It illustrates the amount of fees and expenses you would pay assuming the following:

●	$10,000 investment in the Fund
●	5% annual return
●	all distributions are reinvested
●	redemption at the end of each period
●	no changes in the Fund’s operating expenses
●	no reimbursement of fees and expenses

Because this example is hypothetical and for comparison only, your actual costs may be different.

Expense Example*

1 Year	3 Years	5 Years	10 Years
$65	$205	$357	$798

*  The “Expense Example” chart illustrates the amount of fees and expenses the Fund would charge if the Advisor charged the Fund for its services.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

The Fund’s investment objective is to maximize total return.  It seeks to achieve this objective by investing principally in a diversified portfolio of debt securities.

Investment Policies

The Fund invests primarily in debt securities that the Advisor believes offer attractive yield premiums over risk-free U.S. treasury securities based upon an analysis of the issuer’s ability to repay and the quality of the collateral (if any) supporting the debt obligation.  The Advisor’s fixed income strategy values debt securities using a bottom-up security selection process based on fundamental credit analysis and cash flow valuation.  Its fixed income process relies upon the principles of Graham & Dodd as set forth in their classic work Security Analysis.  These principles direct the value investor to examine quantitatively the fundamental credit quality of the issuer rather than be distracted by secondary, shorter term factors.  As part of this process, the Advisor reviews such measures as the issuer’s free cash flow, debt-to-equity ratio, earnings before interest, taxes, depreciation and amortization (“EBITDA”)-to-interest ratio, and debt-to-EBITDA ratio in evaluating the securities of a particular issuer.  The Advisor does not include formal consideration of general economic scenarios in its investment process, nor does it attempt to predict short-term movements of interest rates.  It relies upon present day pricing information, quantitative cash flow valuation techniques, financial statement and collateral analysis, and actual and projected ratings in determining if a given security is attractively priced.  Although the Fund uses the Lehman Brothers U.S. Aggregate Index as its benchmark, sector, industry, and issuer weightings in the Fund can vary materially from the Index from time to time.

The Fund invests primarily in a wide variety of debt securities.  These include debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, debt securities issued by U.S. and foreign companies, and U.S. and foreign mortgage-backed and asset-backed debt securities.  The Fund limits its exposure to a single issuer of a security to 5% of the Fund’s total assets measured at the time of purchase (with the exception of obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities), and limits its exposure to any single third party guarantor to 10% of the Fund’s total assets, measured at the time of purchase, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.

The Fund invests in both investment grade securities (securities rated at least BBB- by Standard & Poor’s or Fitch or Baa3 by Moody’s or determined by the Advisor to be of comparable quality) and in non-investment grade, high yield (“junk bond”) securities.  The Fund may invest up to 60% of its total assets, measured at the time of purchase, in junk bond securities when the Advisor believes such securities offer attractive yield premiums relative to other securities of similar credit quality and interest rate sensitivity.  These securities may be rated as low as D (securities in default of payment of interest and/or principal) or not rated.

The Advisor will not invest more than 25% of the Fund’s total assets, measured at the time of purchase, in securities of issuers in any one industry (other than the U.S. Government, its agencies and instrumentalities).  The Fund will not invest more than 60% of its total assets, measured at the time of purchase, in securities that trade and make payments in foreign (non-U.S.) currencies.  The Fund may hedge its exposure to fluctuations in the value of currencies.

The Fund may, but is not required to, use derivative instruments for risk management purposes or otherwise as part of its investment strategies.  Generally, derivatives are financial contracts the value of which depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes.  Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps).   The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk or currency risk.  The Advisor may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.

The Fund may invest in instruments of any maturity.  The average portfolio duration of the Fund typically will vary and, under normal market conditions, will range between one and ten years.  Duration is a measure of the expected life of a fixed income security that is used to approximate the sensitivity of a security’s price to changes in interest rates.  The longer a security’s duration, the more sensitive it will be to changes in interest rates.  Similarly, a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

The Fund sells portfolio securities when the Advisor determines that a security has reached its intrinsic value, its research process identifies a significantly better investment opportunity, or its assessment of the security’s intrinsic value declines.  The Fund may also sell certain portfolio securities from time to time in order to adjust the average maturity, duration or yield of the Fund.  At the time of purchase the Advisor generally intends to hold securities for a period of two to five years, but actual holding periods for individual securities can be significantly less than two years.

The Fund will from time to time invest in new issue, mortgage-backed securities on a "when issued" basis (known as "TBA securities"). An investment in a TBA security represents a commitment by the investor to accept delivery of mortgage-backed securities at a later date, usually 1 or 2 months after investment, upon which the investment is settled. Under normal circumstances, the investment never settles. Rather, in the month of settlement, the commitment to accept delivery is "rolled" forward to a subsequent month. This rolling activity is accounted for as a sale of the original TBA security and a purchase of a new TBA security. This accounting increases the stated turnover of the Fund even though the Fund’s position with respect to the TBA security is largely unchanged. If the Fund includes the rolling activity, the Fund’s portfolio turnover will typically be 150%-300% per year. Excluding the rolling activity, the turnover will typically be 50%-100% per year.

See the Statement of Additional Information (“SAI”) for information about other possible Fund investments.

Main Risks

The Advisor will apply the investment techniques described above in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.  The value of your investment in the Fund will fluctuate, which means you could lose money.  You should consider an investment in the Fund as a long-term investment.

Interest Rates Risk

The income generated by debt securities owned by the Fund will be affected by changing interest rates.  In addition, as interest rates rise the values of fixed income securities held by the Fund are likely to decrease.  Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.  Falling interest rates may cause an issuer to redeem or “call” a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Credit Risk

Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.  The value of an issuer’s securities held by the Fund may decline in response to adverse developments with respect to the issuer.  In addition, the Fund could lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price. Investments in foreign securities, derivatives (e.g. options on securities, securities indexes, and foreign currencies) and securities with substantial market or credit risk tend to have the greatest exposure to liquidity risk.

High Yield Risk

As a result of its investments in high yield securities and unrated securities of similar credit quality, the Fund may be subject to greater levels of interest rate, credit and liquidity risk than portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.  In addition, an economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce the Fund’s ability to sell its high yield securities. If the issuer of a security is in default with respect to interest payments or principal payments, the Fund may lose its entire investment.

Mortgage Risk

Mortgage-related securities are subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates.  As a result, when holding mortgage-related securities in a period of rising interest rates, the Fund may exhibit additional volatility.  In addition, mortgage-related securities are subject to prepayment risk.  When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it will have to reinvest that money at the lower prevailing interest rates.

Risks of International Investing

Investments in foreign securities involve special risks.  Because the Fund may invest in securities payable in foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, thus reducing the Fund’s return.  Investments in securities issued by entities outside the United States may also be affected by conditions affecting local or regional political, social or economic stability; different accounting, auditing, financial reporting and legal standards and practices in some countries; expropriations; changes in tax policy; greater market volatility; and differing securities market structures and practices.

Derivative Risks

The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.  The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments.  Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, and credit risk.  They also involve the risk of mispricing or improper valuation, risks inherent to fluctuating markets, portfolio management risks, the risk of imperfect documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  When investing in a derivative instrument, the Fund could lose more than the principal amount invested.  Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.  In addition, the Fund’s use of derivatives may increase the taxes payable by shareholders.

Short-Term Investments

The Fund may invest from time to time in short-term cash equivalent securities either as part of its overall investment strategy or for temporary defensive purposes in response to adverse market, economic, political or other conditions which in the Advisor’s discretion require investments inconsistent with the Fund’s principal investment strategies.  As a result of taking such temporary defensive positions, the Fund may not achieve its investment objective.

Other Investment Techniques and Restrictions

The Fund will use certain other investment techniques, and has adopted certain investment restrictions, which are described in the SAI.  Like the Fund’s investment objective, certain of these investment restrictions are fundamental and may be changed only by a majority vote of the Fund’s outstanding shares.

The most recent information about the Fund’s portfolio holdings will be set forth in its most recent annual, semi-annual or quarterly shareholder report.  For information about receiving this report, see the back cover.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

The most recent information about the Fund’s portfolio holdings can be found in its annual or semi-annual or quarterly shareholder report.  For information about receiving this report, see the back cover.

FUND MANAGEMENT

The Fund is a series of Brandes Investment Trust, a Delaware statutory trust (the “Trust”).  The Board of Trustees of the Trust decides matters of general policy and reviews the activities of the Advisor, Distributor and Administrator.  The Trust’s officers conduct and supervise its daily business operations.

The Investment Advisor

Brandes Investment Partners, L.P., (The “Advisor”) has been in business, through various predecessor entities, since 1974.  As of December 31, 2007, the Advisor managed approximately $111.7 billion in assets for various clients, including corporations, public and corporate pension plans, foundations and charitable endowments, and individuals.  The Advisor’s offices are at 11988 El Camino Real, Suite 500, San Diego, California, 92130.

Subject to the direction and control of the Trustees, the Advisor develops and implements an investment program for the Fund, including determining which securities are bought and sold.  The Advisor does not charge the Fund for its services.  A discussion regarding the basis for the Board of Trustee’s annual renewal of the Fund’s investment advisory agreement with the Advisor in November 2007 will be available in the Fund’s semi-annual report for the period ended March 31, 2008.

Portfolio Managers

The Fund’s investment portfolio is team-managed by an investment committee of the Advisor, whose members are senior portfolio management professionals of the firm.  The Advisor also provides certain officers for the Trust.  All investment decisions for the Fund are the responsibility of the Advisor’s Fixed Income Investment Committee (“Committee”).  The members of the Committee are Charles S. Gramling, CFA, David J. Gilson, CFA, and Clifford Schireson.  The Committee reviews the research and trade recommendations provided to it by members of the Advisor’s Fixed Income Group.  The members of the Committee discuss the recommendations with the Fixed Income Group and make purchase and sell decisions based upon a unanimous vote of the voting members of the Committee.

The following are the three members of the Fixed Income Investment Committee who are jointly responsible for the day-to-day management of the Fund:

	Title	Length of Service with the Fund	Business Experience During the Past Five Years

Clifford Schireson	Director – Institutional Services	Since 2005
Clifford Schireson
Director - Institutional Services
Cliff is the director of institutional services.  His responsibilities involve developing and servicing relationships with institutional investment consultants and advisors.  Cliff is also co-head of the Brandes Fixed Income Group and is a member of the Fixed Income Investment Committee.  Before joining Brandes, Cliff was a managing director at an international investment advisor, where he was a senior relationship manager and fixed income product specialist.  Previously, he was a portfolio manager at a mezzanine and private equity fund.  Prior to that Cliff worked in corporate finance, specializing in private placements of debt and other high yield securities with institutional investors.  He earned his AB in economics from Stanford University and his MBA from Harvard Business School.  Cliff has 26 years of investment experience.

Director – Institutional Services, Brandes Investment Partners 2004 – Present

Managing Director, Robeco USA, LLC, 1998 – 2004

Charles Gramling, CFA	Director of Fixed Income	Since 2005
Charles S. Gramling, CFA
Director of Fixed Income
Chuck is co-head of the Fixed Income Group and a member of the Fixed Income Investment Committee. Prior to joining Brandes, he was a senior vice president and portfolio manager with an investment management firm, where he primarily managed insurance, reinsurance, and co-mingled fixed income portfolios, and led teams of investment professionals dedicated to monitoring and trading various sectors of the fixed income market. Prior to that, Chuck provided accounting and financial management services to the portfolio companies of a mezzanine finance company. Chuck also has public accounting experience. He earned his BS in accounting from Marquette University and is a member of the Milwaukee Investment Analyst Society. He has 14 years of investment experience.

Director of Fixed Income, Brandes Investment Partners 2005 – Present

Fixed Income Portfolio Manager, Brandes Investment Partners 1999-2004

David Gilson, CFA	Fixed Income Associate Portfolio Manager/Analyst	Since 2005
David J. Gilson, CFA
Associate Portfolio Manager/Analyst
Dave is an associate portfolio manager and analyst for the Brandes Fixed Income Group. He is also a member of the Fixed Income Investment Committee.  Prior to joining Brandes, Dave was a consultant to corporations in turnaround situations and was the CFO of a small consumer product business. Previously, he was a bond analyst covering high yield media & telecommunications credits for an investment banking firm. Dave was also an associate fund manager and senior analyst responsible for high yield funds and an equity hedge fund at a financial advisory firm. He earned his BBA from Baylor University and is a member of the Milwaukee Investment Analyst Society. He has 19 years of investment experience.

Fixed Income Associate Portfolio Manager/Analyst, Brandes
Investment Partners 2002 – Present
President, VALUE Restoration, Inc. 2001 - 2002
Chief Financial Officer, James Page Brewing Company 1999-2001

The SAI has more information about the Fund’s management professionals, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Other Service Providers

U.S. Bancorp Fund Services, LLC (the “Administrator”) is the Fund’s administrator.  Its address is 615 E. Michigan St., 3rd Floor, Milwaukee, Wisconsin 53202.  Quasar Distributors, LLC (the “Distributor”), an affiliate of the Administrator, is the Fund’s distributor.  Its address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

State Street Bank and  Trust Company is the Custodian of the Fund’s assets and employs foreign sub-custodians to provide custody of the Fund’s foreign assets.  State Street Bank and Trust Company is also the Fund’s Transfer and Dividend Disbursing Agent.  Its address is 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116.

The SAI has more information about the Advisor and the Fund’s other service providers.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The price of the Fund’s shares is based on its per share net asset value (“NAV”).  The NAV is calculated by adding the total value of the Fund’s investments and other assets, subtracting its liabilities, and dividing the result by the number of outstanding shares of the Fund:

NAV = Total Assets-Liabilities
Number of Shares
Outstanding

The Fund values its investments at their market value.  Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

The Fund calculates its NAV once daily, each day the New York Stock Exchange is open for trading, as of approximately 4:00 p.m. New York time, the normal close of regular trading.  The Fund may invest in securities that are primarily traded in  foreign markets which may be open for trading on weekends and other days when the Fund does not price its shares.  As a result, the Fund’s NAV may change on days when you will not be able to purchase or redeem Fund shares.

Purchasing and Adding to Your Shares

Who May Invest in the Fund

Shares of the Fund may be purchased by or on behalf of clients of “wrap account” programs sponsored by broker-dealers which have an agreement with the Advisor.  The Board of Trustees may from time to time allow other persons or entities to purchase Shares of the Fund, including employee benefit plans, Trustees of the Fund and employees of the Advisor.  The Fund intends to redeem shares held by or on behalf of any shareholder who ceases to be an eligible investor as described above and by purchasing shares, each investor, agrees to any such redemption.

Anti-Money Laundering

In compliance with the USA Patriot Act of 2001, the Fund’s Transfer Agent will verify certain information on your account application as part of the Fund’s anti-money laundering program.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  If you do not supply the necessary information, the Fund’s Transfer Agent may not be able to open your account.  Please contact the Fund’s Transfer Agent at (800) 395-3807 if you need additional assistance when completing your application.  If the Fund’s Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Fund reserves the right to close your account or take any other action it deems reasonable or required by law.

Price of Shares

In most cases, purchase and redemption orders are affected based on instructions from the wrap program adviser (in its capacity as investment adviser or sub-adviser to the applicable wrap account) to the broker-dealer who executes trades for the account.  The Fund will process purchase and redemption orders at the NAV next calculated after the broker-dealer receives the order on behalf of the account.  Orders received by the broker-dealer prior to 4:00 p.m. Eastern Time on a day when the New York Stock Exchange is open for trading will be processed at that day’s NAV, even if the order is received by the transfer agent after the Fund’s NAV has been calculated that day.  The Fund reserves the right to cancel an order for which payment is not received from a broker-dealer by the third business day following the order.

Purchase Procedures

Shares must be purchased through a wrap program sponsor or a broker-dealer designated by such sponsor.  The Fund has no maximum or minimum initial investment requirements.  The sponsor or broker-dealer acting on behalf of an eligible client must submit a purchase order to the Fund’s Transfer Agent, State Street Bank and Trust Company, (800) 395-3807, either directly or through an appropriate clearing agency.  The sponsor or broker-dealer submitting an order to purchase shares must arrange to have federal funds wired to the Transfer Agent.  Wiring instructions may be obtained by calling (800) 395-3807.

Other

The Fund’s Transfer Agent credits shares to an account maintained on your behalf by the sponsor or broker-dealer, and does not issue stock certificates.  The Trust and the Distributor each reserve the right to reject any purchase order or suspend or modify the offering of the Fund’s shares.

Selling Your Shares

How to Redeem Shares

The sponsor or broker-dealer acting on behalf of an eligible client must submit a redemption order to the Fund’s Transfer Agent, State Street Bank and Trust Company (the “Transfer Agent”), (800) 395-3807, either directly or through an appropriate clearing agency.

Redemption Payments

You may redeem shares of the Fund at any time, without cost, at the NAV next determined after the Transfer Agent receives your redemption order. Redemption proceeds will normally be sent by wire within seven days after receipt of the redemption request.  Redemption proceeds on behalf of shareholders who are no longer eligible to invest in the Fund will generally be paid by check.

In consideration of the best interests of the remaining shareholders and to the extent permitted by law, the Fund reserves the right to pay any redemption proceeds in whole or in part by distributing securities held by the Fund instead of cash, although it is highly unlikely that shares would ever be so redeemed “in kind.”  If your shares are redeemed in kind, you will incur transaction costs when you sell the securities distributed to you.  Payment may be postponed or the right of redemption suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays, when trading on such Exchange is restricted, when an emergency exists as a result of which disposal by the Trust of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of the Fund’s net assets, or during any other period when the SEC so permits.

Policy On Disruptive Trading

The Fund is designed as a long-term investment and, therefore, is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and disinvestment which could disrupt orderly management of the Fund’s investment portfolio (“disruptive trading”).  As all purchase and redemption orders are initiated by the wrap program adviser or sub-adviser, wrap account clients are not in a position to effect purchase and redemption orders and are not able to directly trade in Fund shares.  However, because the Fund is designed to be a component of wrap accounts that also invest in securities and other investments at the direction of the wrap program’s adviser or sub-adviser, shares of the Fund may be purchased or redeemed on a frequent basis for rebalancing purposes, to invest new funds, or to accommodate reductions in account sizes, and the Fund is managed in a manner consistent with its role in such wrap accounts.

The Board of Trustees has adopted policies and procedures reasonably designed to monitor Fund trading activity and, in cases where disruptive trading activity is detected, to take action to stop such activity. The Fund reserves the right to modify these policies at any time without shareholder notice.  In particular, the Fund or the Fund’s distributor (the “Distributor”) may, without any prior notice, reject a purchase order of any person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of the Fund or the Distributor, actual or potential harm to the Fund.  The Distributor considers certain factors, such as transaction size, type of transaction, frequency of transaction and trade history, when determining whether to reject a purchase order.  Investors who have not engaged in disruptive trading may also be prevented from purchasing shares of the Fund if the Fund or the Distributor believes a financial intermediary or its representative associated with that investor’s account has otherwise been involved in disruptive trading on behalf of other accounts or investors.

Despite the efforts of the Fund and the Distributor to prevent disruptive trading within the Fund and the adverse impact of such activity, there is no guarantee that Fund’s policies and procedures will be effective.  Disruptive trading can not be detected until the investor has engaged in a pattern of such activity, at which time, the Fund may have experienced some or all of its adverse affects.  Disruptive trading may be difficult to detect because investors may deploy a variety of strategies to avoid detection.  In seeking to prevent disruptive trading practices in the Fund, the Fund and the Distributor consider only the information actually available to them at the time.

In addition, the Fund receives orders through financial intermediaries (such as brokers, retirement plan record keepers and variable insurance product sponsors) which may facilitate disruptive trading or utilize omnibus accounts that make it more difficult to detect and stop disruptive trading within the Fund.  There may exist multiple tiers of the financial intermediary, each utilizing an omnibus account structure, that may further compound the difficulty to the Fund of detecting and stopping disruptive trading activity in Fund shares.  However, the Distributor has entered into written agreements with the Fund’s financial intermediaries under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its disruptive trading policies.

To the extent that the Fund or its agents are unable to curtail excessive or short term trading (such as market timing), these practices may interfere with the efficient management of the Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent then it otherwise would, such as engaging in more frequent portfolio transactions and maintaining higher cash balances.  More frequent portfolio transactions would increase the Fund’s transaction costs and decrease its investment performance, and maintenance of a higher level of cash balances would likewise result in lower Fund investment performance during periods of rising markets.  The costs of such activities would be borne by all Fund shareholders, including the long-term investors who do not generate the costs.  Additionally, frequent trading may interfere with the Advisor’s ability to efficiently manage the Fund and compromise its portfolio management strategy.

Fair Value Pricing

The Fund has adopted valuation procedures that allow for the use of fair value pricing in appropriate circumstances.  Such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, a significant event with respect to a security occurs after the close of trading and before the time the Fund calculates its own share price, or market quotations are not readily available or are not considered reliable for other reasons.  Thinly traded securities (e.g. securities of privately-held issuers) and certain foreign securities (e.g. securities of Japanese issuers) may be impacted more by the use of fair valuations than other securities.

In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time.  Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

Dividends, Distributions and Tax Status

Dividends and Distributions

The Fund expects to pay income dividends monthly, and to make distributions of net capital gains, if any, at least annually.  The Board of Trustees may decide to pay dividends and distributions more frequently.

The Fund automatically pays dividends and capital gains distributions in cash on the record date for the dividend or capital gain distribution (each such date, a “Record Date”) unless the Fund has been notified by the Advisor to make such payments in additional shares at the NAV on the Record Date.

Any such cash payment or distribution paid by the Fund has the effect of reducing the NAV on the applicable Record Date by the amount of the dividend or distribution.  If you purchase shares shortly before the applicable Record Date, the shares will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of your capital.

Taxes

Distributions made by the Fund will be taxable to shareholders (other than qualified retirement plans and other tax-exempt investors) whether received in shares (through dividend reinvestment) or in cash.  Distributions derived from net investment income, including net short-term capital gains, are taxable to such shareholders as ordinary income.  Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held.  Although distributions are generally taxable when received, certain distributions made in January are taxable as if received in the prior December.  The Fund will inform you annually of the amount and nature of its distributions.

Dividends and interest earned by the Fund may be subject to withholding and other taxes imposed by foreign countries, at rates from 10% to 40%.  However, under certain circumstances you may be able to claim credits against your U.S. taxes for such foreign taxes.  The Trust will also notify you each year of the amounts available as credits.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situations.

The SAI contains information about taxes.  Consult your own advisers about federal, state and local taxation of distributions from the Fund.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s financial performance since its commencement of operations.  Certain information reflects financial results for a single Fund share.  The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal year ended September 30, 2007 and the period ended September 30, 2006 was audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, was included in the Fund’s Annual Report , which is available upon request.

Separately Managed Account Reserve Trust

For a capital share outstanding throughout the period

	Period Ended September 30, 2007	Period Ended September 30, 2006*
Net asset value, beginning of period	$9.87	$10.00
Income from investment operations:
Net investment income	0.69	0.69
Net realized and unrealized gain (loss) on investments	(0.27)	(0.13)
Total from investment operations	0.42	0.56
Less distributions:
From net investment income	(0.68)	(0.69)
Total distributions	(0.68)	(0.69)
Net asset value, end of period	$9.61	$9.87
Total return	4.22%	5.96	%(1)
Ratios/supplemental data:
Net assets, end of period (millions)	$142.5	$15.9
Ratio of expenses to average net assets (3)	0.00%	0.00	%(2)
Ratio of net investment income to average net assets (3)	7.27%	7.22	%(2)
Portfolio turnover rate	230.69%	214.02	%(1)
____________
(1)	Not Annualized.
(2)	Annualized.
(3)
Reflects the fact that no fees or expenses are incurred by the Fund.  The Fund is an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Fund or the Advisor.  Participants in these programs pay a “wrap” fee to the sponsor of the program.

*      Commenced operations on October 3, 2005.

PRIVACY NOTICE

Brandes Investment Trust and Brandes Investment Partners, L.P. may collect non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;
●	Information you give us orally; and
●	Information about your transactions with us.

We do not disclose any non-public personal information about any shareholder of the Fund or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities.  We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you.  We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, such as a broker-dealer, the privacy policy of your financial intermediary governs how your nonpublic personal information would be shared with nonaffiliated third parties.

(This page is not a part of the Prospectus)

For more information about the Separately Managed Account Reserve Trust, the following documents are available free upon request:

Annual/Semiannual/Quarterly Reports:

The Fund’s annual, semi-annual and quarterly reports to shareholders contain detailed information on the Fund’s investments.  The annual report will also include a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including operations and investment policies.  It is incorporated by reference in and is legally considered a part of this prospectus.

You may obtain copies of the Fund’s annual and semi-annual reports, free of charge, through the Fund’s website at www.brandes.com. You may also obtain free copies of such reports and the SAI, or request other information and discuss your questions about the Fund, by contacting us at:

Separately Managed Account Reserve Trust
11988 El Camino Real, Suite 500
San Diego, CA 92130
800-331-2979

You can also review the Fund’s reports and SAI at the Public Reference Room of the Securities and Exchange Commission.  You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090.  In addition, you can get text-only copies:

●	For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or e-mailing the Commission at: publicinfo@sec.gov.

●	Free from the Commission’s Website at http://www.sec.gov.

Brandes Investment Trust: Investment Company Act file No. 811-8614.

APPENDIX A

SUMMARY OF CREDIT RATINGS

The following summarizes the descriptions for some of the general ratings referred to in the Fund’s prospectus and Statement of Additional Information. Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value. The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions. A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

Credit Ratings – General Securities

The following summarizes the descriptions for some of the general ratings referred to in the Fund’s prospectus and Statement of Additional Information. The descriptions for the ratings for municipal securities and commercial paper follow this section. Ratings represent only the opinions of these rating organizations about the quality of the securities which they rate. They are general and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

Bonds

Aaa:  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A:  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa:  Bonds which are rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this asset class.

B:  Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca:  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C:  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Rating Refinements:  Moody’s may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR’S CORPORATION

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations:  (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

Bonds

AAA:  Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.

AA:  Bonds rated AA differ from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.

A:  Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.

BBB:  Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

BB:  Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

B:  Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:  An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C:  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D:  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The Standard & Poor’s ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

r:  This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include:  obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

FITCH RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Bonds

AAA:  Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA:  Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A:  Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB:  Debt rated BBB is considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.

BB:  Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.

B:  Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC:  Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC:  Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D:  Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

Credit Ratings – Municipal Securities and Commercial Paper

MOODY’S INVESTORS SERVICE, INC.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

U.S. Tax-Exempt Municipals

Moody’s ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth above under the “Bonds” section of the Moody’s descriptions.
Advance refunded issues:  Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, e.g., # Aaa.

Municipal Note Ratings

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG), and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group.

Commercial Paper

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1:  Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:  (a) leading market positions in well established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2:  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3:  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR’S CORPORATION

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard &
Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations:  (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

Municipal Bond Ratings

AAA -- Prime Grade:  These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligations Bonds:  In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds:  Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA -- High Grade:  The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A -- Good Grade:  Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds:  There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds:  Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

Rating Refinements:  Standard & Poor’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Municipal Note Ratings

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

Commercial Paper

A-1:  A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:  A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Commercial Paper

F-1:  Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2:  Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3:  Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B:  Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:  High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:  Default. Denotes actual or imminent payment default.